5. REAL ESTATE OWNED (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Real estate acquired through foreclosure:
One-to-four family units	$ 302	$ 478
Multi-family	0	0
Land loans	353	35
Commercial real estate loans	86	0
Less allowance for losses	0	0
Real estate owned - net	$ 741	$ 513